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                                                                    EXHIBIT 99.1



           EZCORP ANNOUNCES FISCAL FOURTH QUARTER AND YEAREND RESULTS



AUSTIN, TEXAS (NOVEMBER 10, 2005) -- EZCORP, Inc. (Nasdaq: EZPW) announced today results for its fiscal fourth quarter and 2005 fiscal year, which ended September 30, 2005.

For the quarter ended September, net income increased 29% to $3,705,000 ($0.27 per share) from $2,873,000 ($0.22 per share) for the 2004 fiscal fourth quarter. Total revenues for the quarter increased 14% to $73,183,000 compared to $64,053,000 for the prior year period.

For the twelve month period ended September, net income increased 62% to $14,752,000 ($1.09 per share) from $9,123,000 ($0.70 per share) for fiscal 2004.
Total revenues for the fiscal year increased 12% to $254,159,000 from $227,797,000 for fiscal 2004.

Commenting on these results, President and Chief Executive Officer, Joe Rotunda, stated, "The fourth quarter is our thirteenth consecutive quarter of year-over-year earnings growth and caps off a very successful year. For the quarter, all elements of our business contributed to our strong performance. Signature loan finance charges and fees, after bad debt & direct transaction expenses, increased 77% from the prior year. Pawn service charges improved 6% from portfolio growth and yield improvement. Gross profit on sales increased 5% as a result of 3% same store sales growth and better jewelry scrapping margins."

Rotunda continued, "The results for the quarter are especially strong in light of the challenges we faced due to hurricanes Katrina and Rita and to the conversion of 181 Texas EZMoney stores to a credit services organization, or CSO. As a result of the hurricanes, we lost approximately 500 store days during the quarter. The direct financial impact on the quarter from the hurricanes was approximately $500,000, or just over two cents per share, mainly from lost revenues. In July, we announced the CSO conversion. Included in our results for the quarter is approximately $450,000, or two cents per share, of expenses directly related to this conversion, largely signage, point of purchase materials, and legal expense."

Rotunda concluded, "Looking forward to fiscal 2006, we expect to generate earnings per share in the range of $1.45 to $1.50. For our first fiscal 2006 quarter, we expect to generate earnings per share of $0.42 to $0.45. In fiscal 2006, we plan to continue expansion of our EZMoney brand by opening between 115 and 125 new locations."

EZCORP is primarily a lender or provider of credit services to individuals who do not have cash resources or access to credit to meet their short-term cash needs. In 280 EZPAWN locations, the Company offers non-recourse loans collateralized by tangible personal property, commonly known as pawn loans. At these locations, the Company also sells merchandise, primarily collateral forfeited from its pawn lending operations, to


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consumers looking for good value. In 234 EZMoney locations and 98 EZPAWN locations, the Company offers short-term non-collateralized loans, often referred to as payday loans, or fee based credit services to customers seeking loans.

This announcement contains certain forward-looking statements regarding the Company's expected performance for future periods including, but not limited to, new unit growth and expected future earnings. Actual results for these periods may materially differ from these statements. Such forward-looking statements involve risks and uncertainties such as changing market conditions in the overall economy and the industry, consumer demand for the Company's services and merchandise, changes in regulatory environment, and other factors periodically discussed in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission.

You are invited to listen to a conference call discussing these results on November 10, 2005 at 3:30pm Central Time. The conference call can be accessed over the Internet (or replay it at your convenience) at the following address.

       http://phx.corporate-ir.net/playerlink.zhtml?c=69434&s=wm&e=1157852

       For additional information, contact Dan Tonissen at (512) 314-2289.
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                                 EZCORP, INC.
       HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (in thousands, except per share data)
--------------------------------------------------------------------------------


                                                                              THREE MONTHS ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------
                                                                                2005                    2004
                                                                        ---------------------------------------------
Revenues:
    Merchandise sales                                                   $               27,538     $           26,721
    Jewelry scrapping sales                                                             13,295                 14,040
    Pawn service charges                                                                16,201                 15,215
    Payday loan service charges                                                          2,605                  7,750
    Credit service fees                                                                 13,246                      -
    Other                                                                                  298                    327
                                                                        ---------------------------------------------
        Total revenues                                                                  73,183                 64,053
Cost of goods sold:
    Cost of merchandise sales                                                           16,162                 15,675
    Cost of jewelry scrapping sales                                                     10,281                 11,397
                                                                        ---------------------------------------------
        Total cost of goods sold                                                        26,443                 27,072
                                                                        ---------------------------------------------
Net revenues                                                                            46,740                 36,981

Operations expense                                                                      25,492                 22,480
Payday loan bad debt and other direct expenses                                           1,291                  3,146
Credit service bad debt and other direct expenses                                        6,395                      -
Administrative expense                                                                   5,898                  4,991
Depreciation and amortization                                                            2,088                  1,874
                                                                        ---------------------------------------------
    Operating income                                                                     5,576                  4,490

Interest expense, net                                                                      359                    375
Equity in net income of unconsolidated affiliate                                          (572)                  (448
Loss on sale/disposal of assets                                                              -                      3
                                                                        ---------------------------------------------
Income before income taxes                                                               5,789                  4,560
Income tax expense                                                                       2,084                  1,687
                                                                        ---------------------------------------------
Net income                                                              $                3,705     $            2,873
                                                                        =============================================

                                                                        ---------------------------------------------
Net income per share, assuming dilution                                 $                 0.27     $             0.22
                                                                        =============================================

Weighted average shares - assuming dilution                                             13,740                 13,083



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                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                  ----------------------------------
                                                                                         2005              2004
                                                                                  ----------------------------------
Revenues:
    Merchandise sales                                                             $       118,951     $     116,816
    Jewelry scrapping sales                                                                29,459            26,656
    Pawn service charges                                                                   62,274            59,090
    Payday loan service charges                                                            28,954            23,874
    Credit service fees                                                                    13,246                --
    Other                                                                                   1,275             1,361
                                                                                 ----------------------------------
        Total revenues                                                                    254,159           227,797
Cost of goods sold:
    Cost of merchandise sales                                                              68,680            67,682
    Cost of jewelry scrapping sales                                                        21,998            20,520
                                                                                 ----------------------------------
        Total cost of goods sold                                                           90,678            88,202
                                                                                 ----------------------------------
Net revenues                                                                              163,481           139,595

Operations expense                                                                         95,876            86,862
Payday loan bad debt and other direct expenses                                              7,808             9,103
Credit service bad debt and other direct expenses                                           6,395                --
Administrative expense                                                                     23,067            21,845
Depreciation and amortization                                                               8,104             7,512
                                                                                 ----------------------------------
    Operating income                                                                       22,231            14,273

Interest expense, net                                                                       1,275             1,528
Equity in net income of unconsolidated affiliate                                           (2,173)           (1,739)
Loss on sale/disposal of assets                                                                79                3
                                                                                 ----------------------------------
Income before income taxes                                                                 23,050            14,481
Income tax expense                                                                          8,298             5,358
                                                                                 ----------------------------------
Net income                                                                        $        14,752    $        9,123
                                                                                 ==================================

                                                                                 ----------------------------------
Net income per share, assuming dilution                                           $          1.09  $           0.70
                                                                                 ==================================

Weighted average shares - assuming dilution                                                13,574            13,122


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                                  EZCORP, INC.
              HIGHLIGHTS OF CONSOLIDATED BALANCE SHEETS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------



                                                                                           AS OF SEPTEMBER 30,
                                                                                        2005                 2004
                                                                                      ----------------------------
Assets:
    Current assets:
        Cash and cash equivalents                                                     $  4,168            $  2,506
        Pawn loans                                                                      52,864              49,078
        Payday loans, net                                                                1,634               7,292
        Pawn service charges receivable, net                                             9,492               8,679
        Payday loan service charges receivable, net                                        272               1,474
        Credit service fees receivable, net                                              3,007                  --
        Inventory, net                                                                  30,293              30,636
        Deferred tax asset                                                              10,534               9,711
        Prepaid expenses and other assets                                                1,998               2,321
                                                                                      ----------------------------
                Total current assets                                                   114,262             111,697
    Investment in unconsolidated affiliate                                              17,348              16,101
    Property and equipment, net                                                         26,964              25,846
    Deferred tax asset, non-current                                                      4,012               4,946
    Other assets, net                                                                    2,862               5,732
                                                                                      ----------------------------
                Total assets                                                          $165,448            $164,322
                                                                                      ============================
Liabilities and stockholders' equity:
    Current liabilities:
        Accounts payable and other accrued expenses                                   $ 18,988            $ 14,947
        Customer layaway deposits                                                        1,672               1,645
        Federal income taxes payable                                                       648               2,043
                                                                                      ----------------------------
                Total current liabilities                                               21,308              18,635

    Long-term debt                                                                       7,000              25,000
    Deferred gains and other long-term liabilities                                       3,597               3,958
                                                                                      ----------------------------
                Total long-term liabilities                                             10,597              28,958
    Total stockholders' equity                                                         133,543             116,729
                                                                                      ----------------------------
                Total liabilities and stockholders' equity                            $165,448            $164,322
                                                                                      ============================

Pawn loan balance per ending pawn store                                               $    189            $    175
Inventory per ending pawn store                                                       $    108            $    109
Book value per share                                                                  $  10.39            $   9.44
Tangible book value per share                                                         $  10.21            $   9.23
Pawn store count - end of period                                                           280                 280
Mono-line payday loan store count - end of period                                          234                 125
Shares outstanding - end of period                                                      12,859              12,362
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